Philadelphia Consolidated Holding Corp. Founded 1962

Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward- looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new and existing products, expectations for market segment and growth, and similar matters. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, development, results of the Company's business, and the other matters referred to above include, but are not limited to: (i) changes in the business environment in which the Company operates, including inflation and interest rates; (ii) changes in taxes, governmental laws, and regulations; (iii) competitive product and pricing activity; (iv) difficulties of managing growth profitably; (v) claims development and the adequacy of our liability for unpaid loss and loss adjustment expenses; (vi) severity of natural disasters and other catastrophe losses; (vii) adequacy of reinsurance coverage which may be obtained by the Company; (viii) ability and willingness of our reinsurers to pay; (ix) future terrorist attacks; (x) the outcome of the Securities and Exchange Commission's industry-wide investigation relating to the use of non-traditional insurance products, including finite risk reinsurance arrangements; and (xi) the outcome of industry-wide investigations being conducted by various insurance departments, attorneys- general and other authorities relating to the use of contingent commission arrangements. The Company does not intend to publicly update any forward looking statement, except as may be required by law.

AGENDA First Quarter 2006 Financial Highlights Financial Results Segment Information Investment Portfolio Selected Operating Statistics Drivers of Future Growth 2006 Expectations Q&A

First Quarter Highlights (in millions, except share and per share data) For the Three Months Ended March 31, For the Three Months Ended March 31, For the Three Months Ended March 31, 2006 2005 Change Gross Written Premiums $328.0 $285.1 15.0% Net Earned Premiums (1) $276.5 $236.8 16.8% Net Investment Income $20.1 $13.5 48.9% Net Income (1) $50.3 $45.6 10.3% After Tax Net Realized Gain (Loss) $(0.3) $7.0 Loss & LAE Ratio 51.9% 53.4% Expense Ratio 27.8% 27.0% Combined Ratio 79.7% 80.4% Diluted Earnings Per Share (2) $0.70 $0.64 9.4% After Tax Realized Investment Gain (Loss) Per Share (2) $0.00 $0.10 Weighted Average Shares & Share Equivalents Outstanding (2) 72,360,004 71,583,246 Quota share reinsurance agreements were entered into effective April 1, 2003 and January 1, 2004 whereby $0 million and $18.8 million of net earned premium and $0 million and $8.9 million in loss and loss adjustment expenses were ceded, $0 million and $8.4 million in ceding commission was earned and diluted earnings per share were decreased by $0 and $0.02 during the first quarter of 2006 and 2005, respectively. 2. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

First Quarter Highlights (in millions, except per share data) For the Three Months Ended March 31, For the Three Months Ended March 31, For the Three Months Ended March 31, 2006 2005 Net Operating Income $50.6 $38.6 A-T Realized Investment Gains (Losses) $(0.3) $7.0 Net Income $50.3 $45.6 Diluted Operating Earnings Per Share (1) $0.70 $0.54 A-T Realized Investment Gains (Losses) Per Share (1) $0.00 $0.10 Diluted Earnings Per Share (1) $0.70 $0.64 Net Loss and Loss Adjustment Expense Ratio 51.9% 53.4% Acquisition and Underwriting Expense Ratio 27.8% 27.0% Combined Ratio 79.7% 80.4% 1. 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006.

First Quarter Highlights (in millions, except share and per share data) March 31, 2006 December 31, 2005 % Increase Total Shareholders' Equity $873.4 $816.5 7.0% Book Value per Share (1) $12.52 $11.79 6.2% Shares Outstanding (1) 69,782,270 69,266,016 0.7% ROE (2) 20.9% 21.2% 2005 share data restated to reflect a three-for-one split of the Company's common stock distributed on March 1, 2006. Return on tangible equity excluding other comprehensive income (loss). March 31, 2006 ROE calculated on trailing twelve months basis.

Gross Written Premiums by Segment (in millions) For the Quarters For the Quarters For the Quarters Ended March 31, Ended March 31, Ended March 31, % 2006 2005 Increase Segment Commercial Lines $243.0 $210.0 15.7% Specialty Lines 58.1 53.6 8.4% Personal Lines 26.9 21.5 25.1% Total $328.0 $285.1 15.0%

Commercial Lines Segment 74.1% of 1st Quarter 2006 GWP CAGR 2000-2005 = 32.0% 15.7% Q/Q Growth Gross Written Premiums 2000 2001 2002 2003 2004 2005 QTD 3/31/05 QTD 3/31/06 Commercial Package 239.5 316 473 662.3 874 960.3 210 243 $239.5 $316.0 (in millions) $874.0 $473.0 $662.3 $210.0 $243.0 $960.3

Specialty Lines Segment (Professional Liability) 2000 2001 2002 2003 2004 2005 QTD 3/31/05 QTD 3/31/06 68.2 79.3 110.2 154.1 184.4 205.3 53.6 58.1 17.7% of 1st Quarter 2006 GWP CAGR 2000-2005 = 24.7% 8.4% Q/Q Growth Gross Written Premiums (in millions)

Gross Written Premiums 2000 2001 2002 2003 2004 2005 QTD 3/31/05 QTD 3/31/06 Dwelling/Fire 54.2 78.3 80.5 89.6 112.9 99.3 21.5 26.9 $54.2 $78.3 8.2% of 1st Quarter 2006 GWP CAGR 2000-2005 = 12.9% 25.1% Q/Q increase Personal Lines $99.3 (in millions) $80.5 $89.6 $112.9 $21.5 $26.9

High Quality Investment Portfolio Portfolio market value - $2,133.7mm Fixed income securities Average quality AAA Portfolio duration 4.2 years 5.0% taxable equivalent yield Quality long-term growth stocks As of March 31, 2006 Municipal Bonds 0.379 CMO 0.11 MBS 0.155 Other Structured Securities 0.082 Corporate Bonds 0.105 Common Stock 0.108 All Other 0.019 Cash Equivalents 0.042 Municipal Bonds CMO MBS Other Structured Securities Corporate Bonds Common Stock All Other Cash Equivalents

Net Investment Income 2000 2001 2002 2003 2004 2005 QTD 3/31/05 QTD 3/31/06 25.8 32.4 37.5 38.8 43.5 63.7 13.5 20.1 (in millions) 5 Year CAGR: 19.8% Effective Tax Rat e 27.0% 30.1% 28.3% 23.4% 20.2% 21.5% 20.5% 22.6% Q/Q Change 48.9%

Selected Operating Statistics Operating Statistics Renewal Retention (Quoted) Commercial Lines - 95.0% Specialty Lines - 91.4% Personal Lines - 93.0% Rate Increases Commercial Lines - 0.6% (Q/Q) Specialty Lines - (0.8%) (Q/Q) Personal Lines - 7.4% (Q/Q) New Business Growth (Count), excluding Personal Lines 1st QTR: 05 - 7,689 1st QTR: 06 - 7,895 2.7% increase

Selected Operating Statistics Preferred Agents Total Count - 157 Total GWP Growth - $20.4 million (Q/Q); 29.0% increase Renewal Retention (Quoted) - 88.2% New Business 2006 - $16.1 million GWP; 38.1% increase Employee Statistics Total Employee Count - 1,163 Total GWP Per Employee - $1.1 million Turnover (Q/Q) - 14.6%

Drivers of Future Growth National presence - 38 offices / Mixed marketing New product offerings -Sports & Fitness Niche Disruption in the industry Regulatory Actions ? Rating downgrades Experienced management / underwriting & pricing discipline Advanced technology - lower expenses and improved process A+ (Superior) rating - Flight to quality Preferred agent program - 15% premium growth

2006 Expectations 2006 Operating EPS Range: $2.70 - $2.77 Organic Growth - approximating 15.0% Combined Ratio - Low 80's Renewal retention levels approximating 90% Investment environment in transition Increased competition

Philadelphia Consolidated Holding Corp. Founded 1962